                                                 EXHIBIT 10.14

April 9, 1997


VIA FACSIMILE

Mr. Thomas Peirona
TMT Associates LLC
1515 Industrial Way
Belmont, CA 94002


Re:  $57,500 Advance

Dear Mr. Peirona:

This letter will evidence Inhale Therapeutic System's ("Inhale") agreement to loan $57,500 to TMT Associates, LLC ("TMT"), and TMT's agreement to repay such amount, upon the conditions described below:

1. Inhale will loan the sum of $57,500 to TMT upon execution of this letter by TMT;

2. TMT shall pay the $57,500 to SunAmerica in partial payment of the application fee due in connection with the loan from SunAmerica Life Insurance Company to TMT (the "SunAmerica Loan") described in the Agreement Regarding Tenant Improvement Loan dated as of April 2, 1997;

3. TMT shall repay the $57,500, without interest, to Inhale, upon the closing of the SunAmerica Loan, but only if Inhale elects not to accept the tenant improvement portion of the SunAmerica Loan;

4. In the event the SunAmerica Loan has not closed by May 1, 1997, Inhale shall be entitled to deduct the amount of $9,583.33 per month from its obligation to pay rent to TMT under the Sublease and Lease Agreement dated as of October 30, 1996 (the "Lease") for six consecutive months.

5. This letter shall constitute an amendment to the Lease, and may be signed in two or more counterparts, which shall together constitute one and the same agreement.


                                       1.

If you agree to the terms of this letter and amendment to Lease, please execute the enclosed copy and return it to the undersigned.


Sincerely,

Inhale Therapeutic Systems, Inc.              Inhale Therapeutic Systems, Inc.

By: /s/ Sharron Reiss-Miller                  By: /s/ Robert Chess
    --------------------------                    -----------------------
Name: Sharron Reiss-Miller                    Name:  Robert Chess
      ------------------------                       --------------------
Title: Director, Operations                   Title: President/CEO
      ------------------------                       --------------------


Received and Agreed to:

TMT Associates, LLC

By     /s/ Kiet Nguyen
  -------------------------------
       Kiet Nguyen, Member

And By /s/ Thomas Peirona
      ---------------------------
       Thomas Peirona, Member


                                       2